July 21, 2021

BNY MELLON SUSTAINABLE U.S. EQUITY FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective on or about September 30, 2021 (the "Effective Date"), the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Yuko Takano is the fund's primary portfolio manager. She has held that position since May 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy, including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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As of the Effective Date, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Yuko Takano is the fund's primary portfolio manager. She has held that position since May 2019. Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton. She joined Newton in 2011. Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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